Exhibit 3(i).1

                              CERTIFICATE OF STATUS

I certify  form the  records of this  office  that  CAVIT  SCIENCES,  INC.  is a
corporation   organized   under  the  laws  of  the  State  of  Florida,   filed
electronically on April 12, 2006, effective April 12, 2006.

The document number of this corporation is P06000052346.

I further certify that said corporation has paid all fees due this office through December 21, 2006, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

I further certify that this is an electronically transmitted certificate authorized by section 15.16, Florida Statutes, and authenticated by the code noted below.

Authentication Code: 060412132911-200070207772#1


                                                     Given under my hand and the
                                              Great seal of the State of Florida
                                           At Tallahassee, the Capital, this the
                                                      Twelfth day of April, 2006

GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

                                                                 /s/ Sue M. Cobb

                                                                     Sue M. Cobb
                                                              Secretary of State

                                                                  Exhibit 3(i).1

                                                                    P06000052346
                                                                           FILED
                                                                  April 12, 2006
                                                                   Sec. Of State
                                                                        jshivers

                      ELECTRONIC ARTICLES OF INCORPORATION
                                       FOR

CAVIT SCIENCES, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

                                    ARTICLE I

The name of the corporation is:

     CAVIT SCIENCES, INC.

                                   ARTICLE II

The principal place of business address:

     100 EAST LINTON BLVD.
     SUITE 106B
     DELRAY BEACH, FL  33483

The mailing address of the corporation is:

     100 EAST LINTON BLVD.
     SUITE 106B
     DELRAY BEACH, FL  33483

                                   ARTICLE III

The purpose for which this corporation is organized:

     ANY AND ALL LAWFUL BUSINESS

                                   ARTICLE IV

The number of shares the corporation is authorized to issue is:

     50,000,000

                                    ARTICLE V

The name and Florida street address of the registered agent is:

     COLM J. KING
     100 EAST LINTON BLVD.
     SUITE 106B
     DELRAY BEACH, FL. 33483

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature:     COLM J. KING

                                                                    P06000052346
                                                                           FILED
                                                                  April 12, 2006
                                                                   Sec. of State
                                                                        jshivers


                                   ARTICLE IV

The name and address of the incorporator is:

     COLM J. KING
     100 EAST LINTON BLVD.
     SUITE 106B
     DELRAY BEACH, FL. 33483

Incorporator Signature:  COLM J. KING

                                   ARTICLE VII

The initial officer(s) and/or directors(s) of the corporation is/are:

     Title:   P
     COLM J. KING
     100 EAST LINTON BLVD.
     SUITE 106B
     DELRAY BEACH, FL. 33483

                                  ARTICLE VIII

The effective date for this corporation shall be:

     04/12/2006


/s/ Colm King
-----------------------------
Colm King
Sole Incorporator